EXHIBIT 24-(1)

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of June 29, 1999.



                                                /s/ Ronald L. Kuehn, Jr.
                                         ---------------------------------------
                                         Name:  Ronald L. Kuehn, Jr.

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of July 2, 1999.



                                                /s/ Robert J. Lanigan
                                         ---------------------------------------
                                         Name:  Robert J. Lanigan

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of July 2, 1999.



                                                /s/ Max L. Lukens
                                         ---------------------------------------
                                         Name:  Max L. Lukens

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of June 29, 1999.



                                                /s/ Benjamin F. Payton
                                         ---------------------------------------
                                         Name:  Benjamin F. Payton

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of July 2, 1999.



                                                /s/ Jerome J. Richardson
                                         ---------------------------------------
                                         Name:  Jerome J. Richardson

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of June 29, 1999.



                                                /s/ James B. Williams
                                         ---------------------------------------
                                         Name:  James B. Williams

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of June 29, 1999.



                                                /s/ Joe B. Wyatt
                                         ---------------------------------------
                                         Name:  Joe B. Wyatt

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of June 29, 1999.



                                                /s/ Michael S. Zilkha
                                         ---------------------------------------
                                         Name:  Michael S. Zilkha

                                POWER OF ATTORNEY




      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and/or officer of Sonat Inc. (the "Company"), does hereby constitute and appoint Ronald L. Kuehn, Jr.; James E. Moylan, Jr.; and William A. Smith, and each of them, the undersigned's true and lawful attorneys to execute in the undersigned's name (whether on behalf of the Company or as an officer or director of the Company) a Registration Statement and any and all amendments and supplements thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to up to $100,000,000 aggregate principal amount of debt securities of the Company for the purpose of registering additional debt securities to be offered together with the debt securities registered pursuant to the Company's Registration Statement No. 333-62383, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

      IN WITNESS WHEREOF, the undersigned has signed the undersigned's name hereto as of June 30, 1999.



                                                /s/ Selim K. Zilkha
                                         ---------------------------------------
                                         Name:  Selim K. Zilkha